UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2013, Seattle Genetics, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below. The final results of the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2013 (the “Proxy Statement”).

1.	To elect the following three Class III directors to hold office until the Company’s 2016 Annual Meeting of Stockholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Marc E. Lippman, M.D.	103,347,998	218,707	8,946,311
Franklin M. Berger	103,434,655	132,050	8,946,311
Daniel G. Welch	102,904,410	662,295	8,946,311

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,184,708	110,133	218,175	—

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,616,288	5,728,693	221,724	8,946,311

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: May 22, 2013	By:	/s/ Eric L. Dobmeier
Eric L. Dobmeier Chief Operating Officer